UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2016

ROI LAND INVESTMENTS LTD.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-54368 (Commission File Number)	26-1574051 (I.R.S. Employer Identification No.)

999 Maisonneuve Blvd. West, Suite 750

Montreal, Quebec H3A 3L4

(Address of principal executive offices with Zip Code)

888-351-7004

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2016, Mr. Philippe Germain resigned from the Board of Directors of ROI Land Investments Ltd. (the “Company”). The remaining four directors of the Company have decided not to fill the vacancy created by Mr. Germain’s resignation at this time. Mr. Germain’s letter of resignation did not indicate that the resignation was the result of any disagreement with the Company, but was for personal reasons.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2016	ROI LAND INVESTMENTS LTD.

	By:	/s/ Slim Feriani
Slim Feriani
Executive Vice President and Chief Financial Officer